                                                                   Exhibit 4(s)


                    AMENDMENT No. 8 entered into as of November 21, 2000 (this "AMENDMENT"), to the Credit Agreement dated as of February 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Magellan Health Services, Inc., a Delaware corporation (the "PARENT BORROWER"); Charter Behavioral Health System of New Mexico, Inc., a New Mexico corporation; Merit Behavioral Care Corporation, a Delaware corporation; each other wholly owned domestic subsidiary of the Parent Borrower that becomes a "Subsidiary Borrower" pursuant to Section 2.23 of the Credit Agreement (each, a "SUBSIDIARY BORROWER" and, collectively, the "SUBSIDIARY BORROWERS" (such term is used herein as modified in Article I of the Credit Agreement); the Parent Borrower and the Subsidiary Borrowers are collectively referred to herein as the "BORROWERS"); the Lenders (as defined in Article I of the Credit Agreement); The Chase Manhattan Bank, a New York banking corporation, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Lenders and as an issuing bank (in such capacity, an "ISSUING BANK"); First Union National Bank, a national banking corporation, as syndication agent (in such capacity, the "SYNDICATION AGENT") for the Lenders and as an issuing bank (in such capacity, an "ISSUING BANK"); and Credit Lyonnais New York Branch, a licensed branch of a bank organized and existing under the laws of the Republic of France, as documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders and as an issuing bank (in such capacity, an "ISSUING BANK" and, together with The Chase Manhattan Bank and First Union National Bank, each in its capacity as an issuing bank, the "ISSUING BANKS").


                  A. The Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

                  B. The Parent Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Required Lenders are willing so to amend such provisions of the Credit Agreement, on the terms and subject to the conditions set forth in this Amendment.

                  C. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement (as amended hereby).

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT TO SECTION 6.05. Section 6.05 of the Credit Agreement is hereby amended by (a) deleting the word "and" immediately after the semicolon in paragraph (k) of such Section, (b) deleting the "." at the end of paragraph (l) of such Section and substituting in lieu thereof the text"; and" and (c) adding a new paragraph (m) to such Section, to read in its entirety as follows:

                  (m) the Parent Borrower and its Subsidiaries may conduct an Asset Sale in respect of Green Spring Health Services of Canada Co. (whether conducted as a sale of assets or a sale of capital stock, or as a sale of equity interests of any Person(s) whose only material asset is the capital stock of Green Spring Health Services of Canada Co., in any case for an amount equal to the fair market value thereof (as determined in good faith by a Financial Officer of the Parent Borrower)), PROVIDED that no Default or Event of Default has occurred and is continuing at the time of sale and the Net Cash Proceeds from such sale shall be applied as required by Section 2.13(a)(2).

                  SECTION 2. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

                  SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of November 21, 2000, when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders and (b) the representations and warranties set forth in Section 2 hereof are true and correct.

                  SECTION 4. CREDIT AGREEMENT. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

                  SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                            MAGELLAN HEALTH SERVICES, INC.,

                            By /s/ JAMES R. BEDENBAUGH
                               --------------------------------------
                               Name:  James R. Bedenbaugh
                               Title: Senior Vice President & Treasurer

                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO,
                            INC.,

                            By /s/ CHARLOTTE A. SANFORD
                               --------------------------------------
                               Name:  Charlotte A. Sanford
                               Title: Treasurer

                            MERIT BEHAVIORAL CARE CORPORATION,

                            By /s/ CHARLOTTE A. SANFORD
                               --------------------------------------
                               Name:  Charlotte A. Sanford
                               Title: Treasurer

                            THE CHASE MANHATTAN BANK,
                            individually and as Administrative Agent,
                            Collateral Agent and an Issuing Bank,

                            By /s/ DAWN LEE LUM
                               --------------------------------------
                               Name: Dawn Lee Lum
                               Title: Vice President

                            FIRST UNION NATIONAL BANK,
                            individually and as Syndication Agent and an Issuing Bank,

                            By /s/ JOYCE L. BARRY
                               --------------------------------------
                               Name: Joyce L. Barry
                               Title: Senior Vice President

                            SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF NOVEMBER 21, 2000, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
                            TIME), AMONG MAGELLAN HEALTH SERVICES, INC.,
                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

       NAME OF INSTITUTION: ARCHIMEDES FUNDING II, LTD.
                            BY: ING Capital Advisors LLC,
                                as Collateral Manager

                            By /s/ HELEN Y. RHEE
                               --------------------------------------
                               Name:  Helen Y. Rhee
                               Title: Vice President & Portfolio Manager


       NAME OF INSTITUTION: BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                            By /s/ SPENCER HUGHES
                               --------------------------------------
                               Name:  Spencer Hughes
                               Title: Vice President


       NAME OF INSTITUTION: BLACK DIAMOND CLO 98-1 LTD.,

                            By /s/ JOHN H. CULLINANE
                               --------------------------------------
                               Name:  John H. Cullinane
                               Title: Director

                            SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF NOVEMBER 21, 2000, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
                            TIME), AMONG MAGELLAN HEALTH SERVICES, INC.,
                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


       NAME OF INSTITUTION: BLACK DIAMOND INTERNATIONAL FUNDING, LTD.,

                            By /s/ DAVID DYER
                               --------------------------------------
                               Name:  David Dyer
                               Title: Director


       NAME OF INSTITUTION: CREDIT LYONNAIS NEW YORK BRANCH,

                            By /s/ CHARLES H. HEIDSIECH
                               --------------------------------------
                               Name:  Charles H. Heidsiech
                               Title: Senior Vice President

       NAME OF INSTITUTION: DELANO COMPANY
                            By: Pacific Investment Management Company
                              LLC, as its Investment Advisor

                            By /s/ RAYMOND G. KENNEDY
                               --------------------------------------
                               Name: Raymond G. Kennedy
                               Title: Executive Vice President

                            SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF NOVEMBER 21, 2000, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
                            TIME), AMONG MAGELLAN HEALTH SERVICES, INC.,
                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

       NAME OF INSTITUTION: CAPTIVA III FINANCE LTD.,
                            as advised by Pacific Investment Management
                            Company LLC

                            By /s/ DAVID DYER
                               --------------------------------------
                               Name:  David Dyer
                               Title: Director


       NAME OF INSTITUTION: GENERAL ELECTRIC CAPITAL CORPORATION,

                            By /s/ WILLIAM E. MAGEE
                               --------------------------------------
                               Name:  William E. Magee
                               Title: Duly Authorized Signatory


      NAME OF INSTITUTION:  HIGHLAND CAPITAL MANAGEMENT L.P.,

                            By /s/ MARK K. OKADA CFA
                               --------------------------------------
                               Name:  Mark K. Okada CFA
                               Title: Executive Vice President
                                      Highland Capital Management L.P.

                            SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF NOVEMBER 21, 2000, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
                            TIME), AMONG MAGELLAN HEALTH SERVICES, INC.,
                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

       NAME OF INSTITUTION: INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                            By: Indosuez Capital as Portfolio Advisor

                            By /s/ MELISSA MARANO
                               --------------------------------------
                               Name:  Melissa Marano
                               Title: Vice President


       NAME OF INSTITUTION: INDOSUEZ CAPITAL FUNDING IV, L.P.
                            By: Indosuez Capital as Portfolio Advisor

                            By /s/ MELISSA MARANO
                               --------------------------------------
                               Name:  Melissa Marano
                               Title: Vice President


       NAME OF INSTITUTION: KZH CRESCENT-2 LLC,

                            By /s/ SUSAN LEE
                               --------------------------------------
                               Name:  Susan Lee
                               Title: Authorized Agent

       NAME OF INSTITUTION: KZH ING-2 LLC,

                            By /s/ SUSAN LEE
                               --------------------------------------
                               Name:  Susan Lee
                               Title: Authorized Agent

                            SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF NOVEMBER 21, 2000, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
                            TIME), AMONG MAGELLAN HEALTH SERVICES, INC.,
                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

       NAME OF INSTITUTION: KZH ING-3 LLC,

                            By /s/ SUSAN LEE
                               --------------------------------------
                               Name:  Susan Lee
                               Title: Authorized Agent


       NAME OF INSTITUTION: KZH HIGHLAND-2 LLC,

                            By /s/ SUSAN LEE
                               --------------------------------------
                               Name:  Susan Lee
                               Title: Authorized Agent


       NAME OF INSTITUTION: KZH PAMCO LLC,

                            By /s/ SUSAN LEE
                               --------------------------------------
                               Name:  Susan Lee
                               Title: Authorized Agent


       NAME OF INSTITUTION: KZH PONDVIEW LLC,

                            By /s/ SUSAN LEE
                               --------------------------------------
                               Name:  Susan Lee
                               Title: Authorized Agent

                            SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF NOVEMBER 21, 2000, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
                            TIME), AMONG MAGELLAN HEALTH SERVICES, INC.,
                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

       NAME OF INSTITUTION: KZH SHOSHONE LLC,

                            By /s/ SUSAN LEE
                               --------------------------------------
                               Name:  Susan Lee
                               Title: Authorized Agent


       NAME OF INSTITUTION: KZH SOLEIL LLC,

                            By /s/ SUSAN LEE
                               --------------------------------------
                               Name:  Susan Lee
                               Title: Authorized Agent


       NAME OF INSTITUTION: MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST,

                            By /s/ SHEILA FINNERTY
                               --------------------------------------
                               Name:  Sheila Finnerty
                               Title: Senior Vice President

                            SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF NOVEMBER 21, 2000, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
                            TIME), AMONG MAGELLAN HEALTH SERVICES, INC.,
                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

       NAME OF INSTITUTION: PACIFICA PARTNERS I, L.P.,
                            BY: IMPERIAL CREDIT ASSET
                                MANAGEMENT, INC.
                                AS ITS INVESTMENT MANAGER

                            By /s/ DEAN K. KAWAI
                               --------------------------------------
                               Name:  Dean K. Kawai
                               Title: Vice President


       NAME OF INSTITUTION: PARIBAS CAPITAL FUNDING LLC,

                            By /s/ M. STEVEN ALEXANDER
                               --------------------------------------
                               Name:  M. Steven Alexander
                               Title: Director


       NAME OF INSTITUTION: PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
                            By: Pilgrim Investments Inc.
                                As its investment manager

                            By /s/ MICHEL PRINCE, CFA
                               --------------------------------------
                               Name:  Susan Lee
                               Title: Authorized Agent

                            SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF NOVEMBER 21, 2000, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
                            TIME), AMONG MAGELLAN HEALTH SERVICES, INC.,
                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

       ME OF INSTITUTION:   ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                            By: Pilgrim Investments Inc.
                                As its Investment manager

                            By /s/ MICHEL PRINCE, CFA
                               --------------------------------------
                               Name:  Michel Prince, CFA
                               Title: Vice President


       NAME OF INSTITUTION: PILGRIM PRIME RATE TRUST
                            By: Pilgrim Investments Inc,
                                As its investment manager

                            By /s/ MICHEL PRINCE, CFA
                               --------------------------------------
                               Name:  Michel Prince, CFA
                               Title: Vice President


       NAME OF INSTITUTION: SENIOR DEBT PORTFOLIO
                            By: Boston Management and Research
                                as Investment Advisor

                            By /s/ PAYSON F. SWAFFIELD
                               --------------------------------------
                               Name: Payson F. Swaffield
                               Title: Vice President

                            SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF NOVEMBER 21, 2000, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
                            TIME), AMONG MAGELLAN HEALTH SERVICES, INC.,
                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

       NAME OF INSTITUTION: EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                            By: EATON VANCE MANAGEMENT
                                AS INVESTMENT ADVISOR

                            By /s/ PAYSON SWAFFIELD
                               --------------------------------------
                               Name:  Payson Swaffield
                               Title: Vice President


       NAME OF INSTITUTION: SUMMIT BANK,

                            By /s/ WILLIAM DINICOLA
                               --------------------------------------
                               Name:  William DiNicola
                               Title: Vice President


       NAME OF INSTITUTION: THE BANK OF NOVA SCOTIA,

                            By /s/ W.J. BROWN
                               --------------------------------------
                               Name:  W.J. Brown
                               Title: Vice President

                            SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF NOVEMBER 21, 2000, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
                            TIME), AMONG MAGELLAN HEALTH SERVICES, INC.,
                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

       ME OF INSTITUTION:   VAN KAMPEN PRIME RATE INCOME TRUST,
                            By: Van Kampen Investment Advisory Corp.

                            By /s/ DARVIN D. PIERCE
                               --------------------------------------
                               Name:  Darvin D. Pierce
                               Title: Vice President

       NAME OF INSTITUTION: AMSOUTH BANK,

                            By /s/ WILLIAM H. BERRELL
                               --------------------------------------
                               Name:  William H. Berrell
                               Title: Vice President

       NAME OF INSTITUTION: BANK POLSKA KASA OPIEKI, S.A.,

                            By /s/ BARRY W. HENRY
                               --------------------------------------
                               Name:  Barry W. Henry
                               Title: Vice President

       NAME OF INSTITUTION: BATTERSON PARK CBO I
                            By: General Re-New England Asset Management,
                                Inc., as Collateral Manager

                            By /s/ SUSAN BOSWORTH
                               --------------------------------------
                               Name:  Susan Bosworth
                               Title: Vice President

                            SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF NOVEMBER 21, 2000, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
                            TIME), AMONG MAGELLAN HEALTH SERVICES, INC.,
                            CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

       NAME OF INSTITUTION: MERRILL LYNCH GLOBAL INVESTMENT SERIES INCOME
                            STRATEGIES PORTFOLIO
                            By: Merrill Lynch Investment Managers, L.P.
                                as its Investment Advisor

                            By /s/ COLLEEN M. CUNNIFFE
                               --------------------------------------
                               Name:  Colleen M. Cunniffe
                               Title: Authorized Signatory

       NAME OF INSTITUTION: MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                            By: Merrill Lynch Investment Managers, L.P.
                                as its Investment Advisor

                            By /s/ COLLEEN M. CUNNIFFE
                               --------------------------------------
                               Name:  Colleen M. Cunniffe
                               Title: Authorized Signatory

       NAME OF INSTITUTION: MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                            By /s/ COLLEEN M. CUNNIFFE
                               --------------------------------------
                               Name:  Colleen M. Cunniffe
                               Title: Authorized Signatory